                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 -------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 -------------

Date of Report (Date of earliest event reported)               January 15, 1997

                                 -------------

                          JCP MASTER CREDIT CARD TRUST
                          (Issuer of the Certificates)

                             JCP RECEIVABLES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                       0-17270                75-2231415
(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)

        5001 Spring Valley Road
             Dallas, Texas                             75244
(Address of principal executive offices)             (Zip Code)

(Registrant's telephone number, including area code): (972)960-4611

Item 7. Financial Statements and Exhibits.
        ----------------------------------

The following are filed as Exhibits to this Report:

     99.1 Monthly Certificateholders' Statement - Series B for the month ended December 31, 1996.

     99.2 Monthly Certificateholders' Statement - Series C for the month ended December 31, 1996.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JCP RECEIVABLES, INC.

Date:  January 15, 1997              By:  /s/Catherine A. Walther
                                        ---------------------------
                                        Catherine A. Walther
                                        President

                               INDEX TO EXHIBITS
Exhibit
Number                Exhibit
-------               -------

99.1 Monthly Certificateholders' Statement - Series B for the month ended December 31, 1996.

99.2 Monthly Certificateholders' Statement - Series C for the month ended December 31, 1996.